UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 2, 2022

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On June 2, 2022, VAALCO Energy, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 41,243,348 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2022.

Proposal No. 1: Election of four directors, each to serve for a one-year term.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
George Maxwell	26,517,606	186,992	14,538,750
Andrew L. Fawthrop	24,078,361	2,626,237	14,538,750
Fabrice Nze-Bekale	26,459,990	244,608	14,538,750
Cathy Stubbs	25,372,793	1,331,805	14,538,750

Proposal No. 2: Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes Cast For	Votes Cast Against	Abstentions
40,495,423	217,036	530,889

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
16,753,682	9,778,833	172,083	14,538,750

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting was approved by the requisite vote.

Item 7.01          Regulation FD Disclosure.

At the Annual Meeting, George Maxwell, the Company’s Chief Executive Officer, presented an overview of the Company’s business and historical performance. The presentation is available at www.vaalco.com under the “Presentations” section on the “Investor Relations” page, and a copy is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

    Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Investor Presentation (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: June 6, 2022
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller